UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 18, 2006

Versata, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-29757	68-0255203
(Commission File Number)	(IRS Employer Identification No.)

300 Lakeside Drive
Suite 1300
Oakland, CA	94612
(Address of Principal Executive Offices)	(Zip Code)

(510) 238-4100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On January 18, 2006, Versata, Inc. (the “Company”), a Delaware corporation, Trilogy, Inc. (“Parent”), a Delaware corporation, and V Acquisition, Inc. (“Sub”), a Delaware corporation and indirect wholly owned subsidiary of Parent, amended the Agreement and Plan of Merger, dated December 7, 2005 (the “Merger Agreement” and the amendment to the Merger Agreement, the “Amendment”). The Amendment grants Parent and Sub the irrevocable option to purchase sufficient shares for a consideration per share equal to the Offer Price, as defined in the Merger Agreement, such that following the purchase, Parent and Sub shall own up to 90.5% of the Company’s issued and outstanding shares.

The response to Item 3.02 is incorporated herein.

Item 3.02 Unregistered Sales of Equity Securities.

On January 20, 2006, the Company sold 7,637,349 new shares of its common stock to Parent pursuant to the exercise by Parent of its option granted under the terms of the Amendment. The purchase price for the new shares was $0.40 per share for a total consideration of $3,054,939. Following the sale, Parent is the owner of 90.4% of the Company’s issued and outstanding shares. Parent paid the purchase price by cash payment of the statutory amount and by delivery of a demand promissory note.

The issuance of these new shares by the Company was made in a transaction not involving any public offering pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). The offering was not a “public offering” as defined in Section 4(2) of the Securities Act due to the fact that Sub was the only person involved in the transaction, the size of the offering, and the manner of the offering.

A copy of the press release announcing the new share sale is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
2.1	First Amendment to Agreement and Plan of Merger, dated as of January 18, 2005, by and among Versata, Inc., Trilogy, Inc. and V Acquisition, Inc.

99.1	Press Release by Versata, Inc. and Trilogy, Inc. dated January 23, 2006, announcing the completion of the share sale.

SIGNATURE

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct.

Date: January 23, 2006

VERSATA, INC.

By:	/s/ William Frederick
Name:	William Frederick
Title:	Chief Financial Officer, Secretary, and Vice-President

EXHIBIT INDEX

Exhibit No.	Description
2.1	First Amendment to Agreement and Plan of Merger, dated as of January 18, 2005, by and among Versata, Inc., Trilogy, Inc. and V Acquisition, Inc.

99.1	Press Release by Versata, Inc. and Trilogy, Inc. dated January 23, 2006, announcing the completion of the share sale.